Supplemental Information 1st Quarter 2022 Exhibit 99.2

2 Overview 3 Segment Overview 6 Senior Housing 7 General and Administrative ("G&A") Expense 12 Capital Expenditures 13 Cash Facility Lease Payments 14 Capital Structure 15 Definitions 16 Appendices: Summary Financial Impact: COVID-19 19 Non-GAAP Financial Measures 21 Table of Contents

Overview

($ in 000s, except RevPAR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	1Q22 vs 1Q21 Better B/ (Worse) (W)
Resident fee revenue	$664,350	$673,978	$600,095	$605,425	$2,543,848	$ 636,974	(4.1)%
Senior Housing resident fee revenue	$577,499	$586,665	$600,095	$605,425	$2,369,684	$ 636,974	10.3%
Health Care Services resident fee revenue (1)	$ 86,851	$ 87,313	$ —	$ —	$ 174,164	$ —	N/A
Management fee revenue	$ 8,566	$ 4,998	$ 3,621	$ 3,413	$ 20,598	$ 3,329	(61.1)%
Other operating income	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368	$ 376	(96.5)%
Net income (loss) (1)	$(108,303)	$(83,604)	$174,263	$(81,720)	$ (99,364)	$(100,032)	7.6%
Net cash provided by (used in) operating activities	$(23,857)	$ 3,410	$ 7,200	$(81,387)	$ (94,634)	$ (23,255)	2.5%
Adjusted EBITDA	$ 34,981	$ 33,064	$ 34,582	$ 35,849	$ 138,476	$ 37,176	6.3%
Adjusted Free Cash Flow	$(50,674)	$(54,747)	$(42,570)	$(138,703)	$ (286,694)	$ (53,493)	(5.6)%
RevPAR	$ 3,631	$ 3,692	$ 3,784	$ 3,828	$ 3,734	$ 4,032	11.0%
Weighted average occupancy	69.6%	70.5%	72.5%	73.5%	71.5%	73.4%	380 bps

As of March 31, 2022

Consolidated: 645



Owned
347
Leased
298
678 communities
Managed
33

Consolidated: 52,481



Owned
31,635
Leased
20,846
57,323 units
Managed
4,842

1Q 2022 weighted average occupancy (consolidated communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	57	9%
90% > 95%	51	8%
85% > 90%	51	8%
80% > 85%	77	12%
75% > 80%	78	12%
70% > 75%	83	13%
Less than 70%	248	38%
Total	645	100%

(1) The Company sold 80% of its equity in its Health Care Services segment on July 1, 2021 (the "HCS Sale") and recognized a $286.5 million gain on the sale. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the Health Care Services Venture (the "HCS Venture") is accounted for under the equity method of accounting.

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

3

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	1Q22 vs 1Q21 B(W)
Senior Housing resident fee revenue	$577,499	$586,665	$ 600,095	$ 605,425	$2,369,684	$ 636,974	10.3%
Health Care Services resident fee revenue	86,851	87,313	—	—	174,164	—	N/A
Management fee revenue	8,566	4,998	3,621	3,413	20,598	3,329	(61.1)%
Other operating income	10,735	1,308	89	236	12,368	376	(96.5)%
Senior Housing facility operating expense	(469,281)	(466,424)	(480,423)	(488,282)	(1,904,410)	(512,764)	(9.3)%
Health Care Services facility operating expense	(87,031)	(84,422)	—	—	(171,453)	—	N/A
Combined Segment Operating Income	127,339	129,438	123,382	120,792	500,951	127,915	0.5%
General and administrative expense [(1)]	(43,276)	(47,184)	(39,301)	(35,076)	(164,837)	(40,868)	5.6%
Cash facility operating lease payments (see page 14)	(49,082)	(49,190)	(49,499)	(49,867)	(197,638)	(49,871)	(1.6)%
Adjusted EBITDA [(2)]	**34,981**	**33,064**	**34,582**	**35,849**	**138,476**	**37,176**	**6.3%**
Transaction and Organizational Restructuring Costs	(1,884)	(689)	(943)	(293)	(3,809)	(373)	80.2%
Interest expense, net (see page 14)	(46,313)	(46,576)	(47,096)	(46,357)	(186,342)	(45,120)	2.6%
Payment of financing lease obligations	(4,789)	(4,864)	(5,039)	(5,182)	(19,874)	(5,490)	(14.6)%
Changes in working capital [(3)]	(5,320)	(1,129)	9,764	(82,394)	(79,079)	(272)	94.9%
Non-Development Capital Expenditures, net (see page 13)	(27,450)	(35,795)	(28,193)	(45,972)	(137,410)	(39,326)	(43.3)%
Other [(4)]	101	1,242	(5,645)	5,646	1,344	(88)	NM
Adjusted Free Cash Flow [(5)]	**$(50,674)**	**$(54,747)**	**$(42,570)**	**$(138,703)**	**$(286,694)**	**$(53,493)**	**(5.6)%**

(1) Excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs, see page 12.
(2) Adjusted EBITDA includes government grants and credits recognized during the respective periods as presented in other operating income.
(3) Excludes changes in prepaid insurance premiums financed with notes payable, lessor capital expenditure reimbursements under operating leases, and changes in operating lease assets and liabilities for lease termination.
(4) Primarily consists of proceeds from property insurance and state income tax (provision) benefit.
(5) The Company's Adjusted Free Cash Flow includes the impacts of financial relief and repayment of temporary liquidity relief pursuant to the Coronavirus Aid, Relief, and Economic Security Act of 2020 ("CARES Act"). Refer to page 20 for additional details.

4

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

	1Q 2022				
($ in 000s)	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Corporate [(1)]	All Other [(2)]
Resident fee revenue	$ 636,974	$ 370,337	$ 266,637	$ —	$ —
Management fee revenue	3,329	—	—	—	3,329
Other operating income	376	300	76	—	—
Facility operating expense	(512,764)	(304,715)	(208,049)	—	—
Combined Segment Operating Income	127,915	65,922	58,664	—	3,329
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs) *(see page 12)*	(40,868)	(21,938)	(15,795)	—	(3,135)
Cash facility operating lease payments	(49,871)	—	(48,466)	(1,405)	—
Adjusted EBITDA [(3)]	**37,176**	**43,984**	**(5,597)**	**(1,405)**	**194**
Transaction and Organizational Restructuring Costs	(373)	—	—	(373)	—
Interest expense, net	(45,120)	(33,157)	(11,713)	(250)	—
Payment of financing lease obligations	(5,490)	—	(5,330)	(160)	—
Changes in working capital [(4)]	(272)	—	—	(272)	—
Non-Development Capital Expenditures, net	(39,326)	(20,907)	(12,572)	(5,847)	—
Other	(88)	310	—	(398)	—
Adjusted Free Cash Flow	**$ (53,493)**	**$ (9,770)**	**$ (35,212)**	**$ (8,705)**	**$ 194**

(1) Primarily consists of corporate capital expenditures, lease payments for corporate offices and information technology systems and equipment, state income tax (provision) benefit, Transaction and Organizational Restructuring Costs, changes in working capital, and interest income.
(2) All Other primarily includes communities operated by the Company pursuant to management agreements.
(3) Adjusted EBITDA for the first quarter of 2022 includes $0.4 million of government grants recognized in other operating income.
(4) Excludes changes in prepaid insurance premiums financed with notes payable and lessor capital expenditure reimbursements under operating leases.

5

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	1Q22 vs 1Q21 B(W)
Total Senior Housing, Health Care Services, and All Other							
Revenue [1]	$ 672,916	$ 678,976	$ 603,716	$ 608,838	$ 2,564,446	$ 640,303	(4.8)%
Other operating income	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368	$ 376	(96.5)%
Combined Segment Operating Income	$ 127,339	$ 129,438	$ 123,382	$ 120,792	$ 500,951	$ 127,915	0.5%
Combined segment operating margin	*18.6%*	*19.0%*	*20.4%*	*19.8%*	*19.4%*	*20.0%*	*140 bps*
Combined segment adjusted operating margin [2]	*17.3%*	*18.9%*	*20.4%*	*19.8%*	*19.1%*	*19.9%*	*260 bps*
Senior Housing Segments (see page 7)							
Revenue	$ 577,499	$ 586,665	$ 600,095	$ 605,425	$ 2,369,684	$ 636,974	10.3%
Other operating income	$ 8,152	$ 786	$ 89	$ 236	$ 9,263	$ 376	(95.4)%
Senior Housing Operating Income	$ 116,370	$ 121,027	$ 119,761	$ 117,379	$ 474,537	$ 124,586	7.1%
Senior Housing operating margin	*19.9%*	*20.6%*	*20.0%*	*19.4%*	*19.9%*	*19.5%*	*(40) bps*
Senior Housing adjusted operating margin [2]	*18.7%*	*20.5%*	*19.9%*	*19.3%*	*19.6%*	*19.5%*	*80 bps*
Number of communities (period end)	650	648	648	646	646	645	(0.8)%
Total Average Units	52,971	52,911	52,811	52,665	52,840	52,586	(0.7)%
RevPAR	$ 3,631	$ 3,692	$ 3,784	$ 3,828	$ 3,734	$ 4,032	11.0%
Weighted average occupancy	69.6%	70.5%	72.5%	73.5%	71.5%	73.4%	380 bps
RevPOR	$ 5,219	$ 5,237	$ 5,219	$ 5,210	$ 5,221	$ 5,493	5.3%
Health Care Services Segment [3]							
Revenue	$ 86,851	$ 87,313	$ —	$ —	$ 174,164	$ —	N/A
Other operating income	$ 2,583	$ 522	$ —	$ —	$ 3,105	$ —	N/A
Segment Operating Income	$ 2,403	$ 3,413	$ —	$ —	$ 5,816	$ —	N/A
All Other							
All Other Segment Operating Income (comprised solely of management fees)	$ 8,566	$ 4,998	$ 3,621	$ 3,413	$ 20,598	$ 3,329	(61.1)%
Resident fee revenue under management [4]	$ 82,468	$ 64,410	$ 55,156	$ 51,409	$ 253,443	$ 52,898	(35.9)%

(1) Excludes reimbursed costs on behalf of managed communities.
(2) Excludes other operating income.
(3) The Company sold 80% of its equity in its Health Care Services segment on July 1, 2021 and recognized a $286.5 million gain on the sale. For periods beginning July 1, 2021, the results and financial position of the Health Care Services segment are deconsolidated from the Company's consolidated financial statements and its 20% equity interest in the HCS Venture is accounted for under the equity method of accounting.
(4) Not included in consolidated reported amounts.

6

Senior Housing Segments

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	1Q22 vs 1Q21 B(W)
Independent Living							
Revenue	$ 118,782	$ 118,005	$ 119,584	$ 119,167	$ 475,538	$ 124,404	4.7%
Other operating income	$ 1,364	$ 111	$ 9	$ 28	$ 1,512	$ 2	(99.9)%
Segment Operating Income	$ 37,329	$ 35,292	$ 36,733	$ 36,754	$ 146,108	$ 37,684	1.0%
Segment operating margin	*31.1%*	*29.9%*	*30.7%*	*30.8%*	*30.6%*	*30.3%*	*(80) bps*
Segment adjusted operating margin (1)	*30.3%*	*29.8%*	*30.7%*	*30.8%*	*30.4%*	*30.3%*	*0 bps*
Number of communities (period end)	68	68	68	68	68	68	—%
Total Average Units	12,539	12,552	12,567	12,567	12,556	12,568	0.2%
RevPAR	$ 3,158	$ 3,134	$ 3,172	$ 3,161	$ 3,156	$ 3,299	4.5%
Weighted average occupancy	73.6%	73.5%	74.7%	75.1%	74.2%	74.6%	100 bps
RevPOR	$ 4,290	$ 4,266	$ 4,244	$ 4,208	$ 4,252	$ 4,423	3.1%
Assisted Living and Memory Care							
Revenue	$ 386,938	$ 391,718	$ 402,621	$ 408,444	$ 1,589,721	$ 432,132	11.7%
Other operating income	$ 5,104	$ 629	$ 75	$ 155	$ 5,963	$ 356	(93.0)%
Segment Operating Income	$ 71,433	$ 77,062	$ 75,324	$ 70,501	$ 294,320	$ 76,863	7.6%
Segment operating margin	*18.2%*	*19.6%*	*18.7%*	*17.3%*	*18.4%*	*17.8%*	*(40) bps*
Segment adjusted operating margin (1)	*17.1%*	*19.5%*	*18.7%*	*17.2%*	*18.1%*	*17.7%*	*60 bps*
Number of communities (period end)	562	560	560	559	559	558	(0.7)%
Total Average Units	35,110	35,018	34,893	34,883	34,977	34,817	(0.8)%
RevPAR	$ 3,673	$ 3,728	$ 3,845	$ 3,902	$ 3,787	$ 4,136	12.6%
Weighted average occupancy	68.3%	69.5%	71.9%	73.1%	70.7%	73.0%	470 bps
RevPOR	$ 5,376	$ 5,365	$ 5,347	$ 5,341	$ 5,357	$ 5,665	5.4%
CCRCs							
Revenue	$ 71,779	$ 76,942	$ 77,890	$ 77,814	$ 304,425	$ 80,438	12.1%
Other operating income	$ 1,684	$ 46	$ 5	$ 53	$ 1,788	$ 18	(98.9)%
Segment Operating Income	$ 7,608	$ 8,673	$ 7,704	$ 10,124	$ 34,109	$ 10,039	32.0%
Segment operating margin	*10.4%*	*11.3%*	*9.9%*	*13.0%*	*11.1%*	*12.5%*	*210 bps*
Segment adjusted operating margin (1)	*8.3%*	*11.2%*	*9.9%*	*12.9%*	*10.6%*	*12.5%*	*420 bps*
Number of communities (period end)	20	20	20	19	19	19	(5.0)%
Total Average Units	5,322	5,341	5,351	5,215	5,307	5,201	(2.3)%
RevPAR	$ 4,473	$ 4,770	$ 4,824	$ 4,946	$ 4,753	$ 5,109	14.2%
Weighted average occupancy	68.5%	70.2%	71.2%	72.5%	70.6%	73.2%	470 bps
RevPOR	$ 6,534	$ 6,790	$ 6,777	$ 6,825	$ 6,733	$ 6,976	6.8%

(1) Excludes other operating income.

7

Senior Housing: Same Community (1)

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	Full Year	2022 1Q	1Q22 vs 1Q21 B(W)
Revenue	$ 553,761	$ 561,366	$ 575,408	$ 582,834	$ 2,273,369	$ 614,441	11.0%
Other operating income	7,355	766	88	236	8,445	358	(95.1)%
Revenue and other operating income	561,116	562,132	575,496	583,070	2,281,814	614,799	9.6%
Community Labor Expenses	(293,485)	(292,247)	(303,161)	(318,422)	(1,207,315)	(332,325)	(13.2)%
Other facility operating expenses	(152,034)	(150,381)	(153,764)	(149,281)	(605,460)	(160,959)	(5.9)%
Facility operating expenses(2)	(445,519)	(442,628)	(456,925)	(467,703)	(1,812,775)	(493,284)	(10.7)%
Same Community Operating Income	**$ 115,597**	**$ 119,504**	**$ 118,571**	**$ 115,367**	**$ 469,039**	**$ 121,515**	**5.1%**
Same Community adjusted operating income(3)	**$ 108,242**	**$ 118,738**	**$ 118,483**	**$ 115,131**	**$ 460,594**	**$ 121,157**	**11.9%**
Same Community operating margin	*20.6%*	*21.3%*	*20.6%*	*19.8%*	*20.6%*	*19.8%*	*(80) bps*
Same Community adjusted operating margin(3)	*19.5%*	*21.2%*	*20.6%*	*19.8%*	*20.3%*	*19.7%*	*20 bps*
Total Average Units	50,734	50,734	50,734	50,736	50,735	50,737	—%
RevPAR	$ 3,638	$ 3,688	$ 3,781	$ 3,829	$ 3,734	$ 4,037	11.0%
Weighted average occupancy	69.5%	70.4%	72.5%	73.5%	71.5%	73.4%	*390 bps*
RevPOR	$ 5,235	$ 5,239	$ 5,217	$ 5,212	$ 5,226	$ 5,502	5.1%

Same Community Operating Income(2) / Adjusted Operating Income(3)
($ in millions)



Same Community Other Operating Income
Same Community Adjusted Operating Income
$115.6
$119.5
$118.6
$115.4
$121.5
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022

Same Community RevPAR / Weighted Average Occupancy



RevPAR
Weighted Average Occupancy
69.5%
70.4%
72.5%
73.5%
73.4%
$3,638
$3,688
$3,781
$3,829
$4,037
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022

(1) Same Community portfolio reflects 635 communities.
(2) Excludes natural disaster expense of $1.6 million for the full year 2021.
(3) Excludes other operating income.

8

Senior Housing Segments: Same Community [1]

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	1Q22 vs 1Q21 B(W)
Independent Living							
Revenue	$ 117,572	$ 116,715	$ 118,100	$ 117,685	$ 470,072	$ 122,846	4.5%
Other operating income	1,345	111	8	28	1,492	2	(99.9)%
Community Labor Expense	(49,028)	(49,617)	(48,360)	(48,848)	(195,853)	(51,053)	(4.1)%
Other facility operating expense	(32,839)	(32,156)	(33,316)	(32,531)	(130,842)	(34,632)	(5.5)%
Facility operating expense	(81,867)	(81,773)	(81,676)	(81,379)	(326,695)	(85,685)	(4.7)%
Same Community Operating Income	$ 37,050	$ 35,053	$ 36,432	$ 36,334	$ 144,869	$ 37,163	0.3%
Same Community operating margin	*31.2%*	*30.0%*	*30.8%*	*30.9%*	*30.7%*	*30.3%*	*(90) bps*
Same Community adjusted operating margin [2]	*30.4%*	*29.9%*	*30.8%*	*30.9%*	*30.5%*	*30.3%*	*(10) bps*
Total Average Units	12,373	12,376	12,377	12,377	12,376	12,378	—%
RevPAR	$ 3,167	$ 3,144	$ 3,181	$ 3,169	$ 3,165	$ 3,308	4.5%
Weighted average occupancy	73.5%	73.4%	74.7%	75.1%	74.2%	74.6%	110 bps
RevPOR	$ 4,310	$ 4,285	$ 4,259	$ 4,221	$ 4,269	$ 4,435	2.9%
Assisted Living and Memory Care							
Revenue	$ 380,616	$ 386,103	$ 397,732	$ 403,641	$ 1,568,092	$ 427,733	12.4%
Other operating income	4,930	612	76	155	5,773	356	(92.8)%
Community Labor Expense	(210,584)	(207,759)	(219,138)	(232,689)	(870,170)	(242,741)	(15.3)%
Other facility operating expense	(102,996)	(102,096)	(103,962)	(101,032)	(410,086)	(109,597)	(6.4)%
Facility operating expense	(313,580)	(309,855)	(323,100)	(333,721)	(1,280,256)	(352,338)	(12.4)%
Same Community Operating Income	$ 71,966	$ 76,860	$ 74,708	$ 70,075	$ 293,609	$ 75,751	5.3%
Same Community operating margin	*18.7%*	*19.9%*	*18.8%*	*17.4%*	*18.7%*	*17.7%*	*(100) bps*
Same Community adjusted operating margin [2]	*17.6%*	*19.7%*	*18.8%*	*17.3%*	*18.4%*	*17.6%*	*0 bps*
Total Average Units	34,386	34,383	34,382	34,383	34,384	34,384	—%
RevPAR	$ 3,690	$ 3,743	$ 3,856	$ 3,913	$ 3,801	$ 4,147	12.4%
Weighted average occupancy	68.2%	69.4%	71.8%	73.0%	70.6%	72.9%	470 bps
RevPOR	$ 5,409	$ 5,394	$ 5,370	$ 5,363	$ 5,384	$ 5,689	5.2%
CCRCs							
Revenue	$ 55,573	$ 58,548	$ 59,576	$ 61,508	$ 235,205	$ 63,862	14.9%
Other operating income	1,080	43	4	53	1,180	—	(100.0)%
Community Labor Expense	(33,873)	(34,871)	(35,663)	(36,885)	(141,292)	(38,531)	(13.8)%
Other facility operating expense	(16,199)	(16,129)	(16,486)	(15,718)	(64,532)	(16,730)	(3.3)%
Facility operating expense	(50,072)	(51,000)	(52,149)	(52,603)	(205,824)	(55,261)	(10.4)%
Same Community Operating Income	$ 6,581	$ 7,591	$ 7,431	$ 8,958	$ 30,561	$ 8,601	30.7%
Same Community operating margin	*11.6%*	*13.0%*	*12.5%*	*14.6%*	*12.9%*	*13.5%*	*190 bps*
Same Community adjusted operating margin [2]	*9.9%*	*12.9%*	*12.5%*	*14.5%*	*12.5%*	*13.5%*	*360 bps*
Total Average Units	3,975	3,975	3,975	3,976	3,975	3,975	—%
RevPAR	$ 4,660	$ 4,910	$ 4,996	$ 5,157	$ 4,931	$ 5,355	14.9%
Weighted average occupancy	68.2%	69.9%	71.3%	72.8%	70.6%	73.7%	550 bps
RevPOR	$ 6,833	$ 7,028	$ 7,005	$ 7,083	$ 6,987	$ 7,267	6.4%

(1) Same Community portfolio reflects 67 Independent Living communities, 553 Assisted Living and Memory Care communities, and 15 CCRC communities.
(2) Excludes other operating income.

9

Senior Housing Owned Portfolio

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	1Q22 vs 1Q21 B(W)
Revenue	$ 336,160	$ 342,355	$ 350,664	$ 352,894	$1,382,073	$ 370,337	10.2%
Other operating income	5,098	552	77	196	5,923	300	(94.1)%
Facility operating expense	(280,235)	(280,169)	(287,180)	(290,347)	(1,137,931)	(304,715)	(8.7)%
Owned Portfolio Operating Income	**$ 61,023**	**$ 62,738**	**$ 63,561**	**$ 62,743**	**$ 250,065**	**$ 65,922**	**8.0%**
Owned Portfolio operating margin	*17.9%*	*18.3%*	*18.1%*	*17.8%*	*18.0%*	*17.8%*	*(10) bps*
Owned Portfolio adjusted operating margin [(1)]	*16.6%*	*18.2%*	*18.1%*	*17.7%*	*17.7%*	*17.7%*	*110 bps*
Additional Information							
Interest expense: property level and corporate debt	$ (35,351)	$ (35,425)	$ (35,708)	$ (34,925)	$ (141,409)	$ (33,157)	6.2%
Community level capital expenditures, net (see page 13)	$ (14,286)	$ (16,973)	$ (17,237)	$ (25,203)	$ (73,699)	$ (20,907)	(46.3)%
Number of communities (period end)	349	348	348	347	347	347	(0.6)%
Total Average Units	31,844	31,785	31,783	31,648	31,766	31,635	(0.7)%
RevPAR	$ 3,514	$ 3,584	$ 3,672	$ 3,711	$ 3,620	$ 3,893	10.8%
Weighted average occupancy	68.4%	69.6%	71.7%	72.7%	70.6%	72.5%	410 bps
RevPOR	$ 5,135	$ 5,151	$ 5,121	$ 5,108	$ 5,128	$ 5,370	4.6%

Interest Coverage as of March 31, 2022	1.2x
Net Debt as of March 31, 2022 *(see page 15)*	$3,361,622

(1) Excludes other operating income.

10

Senior Housing Leased Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	Full Year	2022 1Q	1Q22 vs 1Q21 B(W)
Revenue	$ 241,339	$ 244,310	$ 249,431	$ 252,531	$ 987,611	$ 266,637	10.5%
Other operating income	3,054	234	12	40	3,340	76	(97.5)%
Facility operating expense	(189,046)	(186,255)	(193,243)	(197,935)	(766,479)	(208,049)	(10.1)%
Leased Portfolio Operating Income	**$ 55,347**	**$ 58,289**	**$ 56,200**	**$ 54,636**	**$ 224,472**	**$ 58,664**	**6.0%**
Leased Portfolio operating margin	*22.6%*	*23.8%*	*22.5%*	*21.6%*	*22.7%*	*22.0%*	*(60) bps*
Leased Portfolio adjusted operating margin (1)	*21.7%*	*23.8%*	*22.5%*	*21.6%*	*22.4%*	*22.0%*	*30 bps*
Additional Information							
Cash facility lease payments on leased portfolio (see page 14)	$ (63,762)	$ (64,008)	$ (64,423)	$ (64,979)	$ (257,172)	$ (65,509)	(2.7)%
Community level capital expenditures, net (see page 13)	$ (7,550)	$ (14,444)	$ (3,340)	$ (10,713)	$ (36,047)	$ (12,572)	(66.5)%
Number of communities (period end)	301	300	300	299	299	298	(1.0)%
Total Average Units	21,127	21,126	21,028	21,017	21,074	20,951	(0.8)%
RevPAR	$ 3,808	$ 3,855	$ 3,954	$ 4,005	$ 3,905	$ 4,242	11.4%
Weighted average occupancy	71.3%	71.9%	73.7%	74.7%	72.9%	74.8%	350 bps
RevPOR	$ 5,340	$ 5,361	$ 5,362	$ 5,359	$ 5,356	$ 5,672	6.2%

Lease Coverage as of March 31, 2022	0.66x
Operating and financing lease obligations as of March 31, 2022 (see page 24)(2)	$1,309,418

Facility Lease Maturity Information as of March 31, 2022

Initial Lease Maturities	Community Count	Total Units	Trailing Twelve Months Ended March 31, 2022 Total Cash Facility Lease Payments
2022(3)	38	1,748	$ 16,897
2023(3)	—	—	—
2024	7	904	14,441
2025	121	10,289	103,146
2026	41	1,994	32,676
Thereafter	91	5,911	89,343
Total	298	20,846	$ 256,503

(1) Excludes other operating income.
(2) Amount recognized on consolidated balance sheet reflects the discounted future minimum lease payments and the residual value for financing lease obligations.
(3) Subsequent to March 31, 2022, the Company extended a master lease for 35 communities (1,468 units) resulting in an initial lease maturity in 2023 effective as of the extension date.

11

G&A Expense

BROOKDALE SENIOR LIVING

Consolidated, unless otherwise noted	2021					2022	1Q22 vs 1Q21
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q	B(W)
G&A expense allocations [1]							
Senior Housing Owned Portfolio allocation	$ 19,358	$ 22,010	$ 21,004	$ 18,871	$ 81,243	$ 21,938	(13.3)%
Senior Housing Leased Portfolio allocation	13,898	15,706	14,941	13,504	58,049	15,795	(13.6)%
All Other allocation	4,994	4,257	3,356	2,701	15,308	3,135	37.2%
Health Care Services allocation	5,026	5,211	—	—	10,237	—	N/A
Subtotal G&A expense allocations	43,276	47,184	39,301	35,076	164,837	40,868	5.6%
Non-cash stock-based compensation expense	4,783	4,527	3,568	3,392	16,270	3,885	18.8%
Transaction and Organizational Restructuring Costs	1,884	689	943	293	3,809	373	80.2%
General and administrative expense	**$ 49,943**	**$ 52,400**	**$ 43,812**	**$ 38,761**	**$ 184,916**	**$ 45,126**	**9.6%**

	2021					2022	1Q22 vs 1Q21
	1Q	2Q	3Q	4Q	Full Year	1Q	B(W)
Resident fee revenue	$ 664,350	$ 673,978	$ 600,095	$ 605,425	$2,543,848	$ 636,974	(4.1)%
Resident fee revenue under management [2]	82,468	64,410	55,156	51,409	253,443	52,898	(35.9)%
Total (consolidated and under management) [2]	$ 746,818	$ 738,388	$ 655,251	$ 656,834	$2,797,291	$ 689,872	(7.6)%
G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)							
G&A expense (excluding non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*5.8%*	*6.4%*	*6.0%*	*5.3%*	*5.9%*	*5.9%*	(10) bps
G&A expense (including non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs)	*6.7%*	*7.1%*	*6.7%*	*5.9%*	*6.6%*	*6.5%*	20 bps

(1) For 2022 periods, G&A allocations are calculated based on the proportional amount of resident fee revenue (consolidated and under management) attributable to the segment or portfolio. For 2021 periods, G&A allocations are calculated using a methodology which the Company believed matched the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and Transaction and Organizational Restructuring Costs.

(2) Not included in consolidated reported amounts.

12

Capital Expenditures

BROOKDALE SENIOR LIVING

($ in 000s, except for community level capital expenditures, net, per average unit)		2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	1Q22 vs 1Q21 B(W)
Community level capital expenditures, including allocations								
Senior Housing Owned Portfolio		$ 14,286	$ 16,973	$ 17,237	$ 25,203	$ 73,699	$ 20,907	(46.3)%
Senior Housing Leased Portfolio		7,550	14,444	3,340	10,713	36,047	12,572	(66.5)%
Community level capital expenditures, net	(A)	21,836	31,417	20,577	35,916	109,746	33,479	(53.3)%
Corporate capital expenditures		5,614	4,378	7,616	10,056	27,664	5,847	(4.2)%
Non-Development Capital Expenditures, net		**27,450**	**35,795**	**28,193**	**45,972**	**137,410**	**39,326**	**(43.3)%**
Development Capital Expenditures, net		1,521	597	608	482	3,208	861	43.4%
Total capital expenditures, net		**$ 28,971**	**$ 36,392**	**$ 28,801**	**$ 46,454**	**$140,618**	**$ 40,187**	**(38.7)%**
Lessor reimbursements: non-development capital expenditures		8,951	10,001	15,688	7,460	42,100	4,697	
Change in related payables		2,439	(7,216)	1,790	(3,074)	(6,061)	(4,928)	
Total cash paid for capital expenditures		**$ 40,361**	**$ 39,177**	**$ 46,279**	**$ 50,840**	**$176,657**	**$ 39,956**	**1.0%**
Senior Housing Total Average Units	(B)	52,971	52,911	52,811	52,665	52,840	52,586	(0.7)%
Community level capital expenditures, net, per average unit	(A/B)	$ 412	$ 594	$ 390	$ 682	$ 2,077	$ 637	(54.6)%

13

Cash Facility Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q	1Q22 vs 1Q21 B(W)
Operating Lease Obligations							
Facility operating lease expense	$ 44,418	$ 43,864	$ 43,226	$ 42,850	$ 174,358	$ 41,564	
Operating lease expense adjustment	4,664	5,326	6,273	7,017	23,280	8,307	
Cash facility operating lease payments	49,082	49,190	49,499	49,867	197,638	49,871	(1.6)%
Financing Lease Obligations							
Interest expense: financing lease obligations	11,383	11,492	11,674	11,733	46,282	12,058	
Payment of financing lease obligations	4,789	4,864	5,039	5,182	19,874	5,490	
Cash financing lease payments	16,172	16,356	16,713	16,915	66,156	17,548	(8.5)%
Total cash facility lease payments [(1)]	**$ 65,254**	**$ 65,546**	**$ 66,212**	**$ 66,782**	**$263,794**	**$ 67,419**	**(3.3)%**
Interest Expense Reconciliation to Income Statement							
Interest expense: financing lease obligations	$ 11,383	$ 11,492	$ 11,674	$ 11,733	$ 46,282	$ 12,058	(5.9)%
Interest income	(421)	(341)	(286)	(301)	(1,349)	(95)	(77.4)%
Interest expense: debt	35,351	35,425	35,708	34,925	141,409	33,157	6.2%
Interest expense, net	46,313	46,576	47,096	46,357	186,342	45,120	2.6%
Amortization of deferred financing costs	1,915	1,907	1,884	1,591	7,297	1,542	
Change in fair value of derivatives	(42)	233	95	(134)	152	(3,403)	
Interest income	421	341	286	301	1,349	95	
Interest expense per income statement	**$ 48,607**	**$ 49,057**	**$ 49,361**	**$ 48,115**	**$195,140**	**$ 43,354**	**10.8%**

(1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

14

Capital Structure

BROOKDALE SENIOR LIVING

Total Liquidity
($ in millions)



$439
$439
$388
$7
$381
$646
$9
$636
$537
$8
$529
$476
$7
$469
03/31/2021
06/30/2021
09/30/2021
12/31/2021
03/31/2022
Line of credit available to draw
Cash and cash equivalents and marketable securities

Debt Structure[1]
($ in millions)



Fixed rate debt[4]
$2,162
56%
Variable rate debt with interest rate caps
$1,235
32%
$227
6%
Variable rate debt - unhedged
$224
6%
Fixed rate convertible senior notes

As of March 31, 2022	Weighted Rate
Fixed rate debt [4]	4.13 %
Variable rate debt	2.76 %
Fixed rate convertible senior notes	2.00 %
Total debt	3.48 %

Leverage Ratios
($ in 000s)

Trailing Twelve Months Ended March 31, 2022				Annualized Leverage [5]
Adjusted EBITDAR	(A)	$	339,098	
Cash facility operating lease payments (*see page 14*)			(198,427)	
Adjusted EBITDA			140,671	
Cash financing lease payments (*see page 14*)			(67,532)	
Adjusted EBITDA after cash financing lease payments	(B)	$	73,139	
As of March 31, 2022				
Debt		$	3,848,535	
Cash and cash equivalents			(289,247)	
Marketable securities			(179,260)	
Restricted cash held as collateral against existing debt			(18,406)	
Net Debt	(C)		3,361,622	**46.0 x** (C/B)
Operating and financing lease obligations (*see page 24*) [6]			1,324,320	
Adjusted Net Debt	(D)	$	4,685,942	**13.8 x** (D/A)

($ in millions)	Debt Principal Payments[2]		Debt Weighted Rate[3]
2022	$	45	3.16 %
2023		264	3.66 %
2024		304	4.31 %
2025		348	3.01 %
2026		309	2.40 %
Thereafter		2,607	3.56 %
Total	**$**	**3,877**	**3.48 %**

(1) Includes the carrying amount of debt of which 93.7%, or $3.6 billion, represented non-recourse property-level mortgage financings.

(2) Amount includes maturities and recurring principal payments and excludes $29 million in deferred financing costs, net.

(3) Reflects rates as of March 31, 2022.

(4) Excludes convertible senior notes.

(5) Leverage ratios include results of operations of Health Care Services segment and communities disposed of through the disposition date.

(6) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.

15

16 Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/ expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility operating lease termination, operating lease expense adjustment, non-cash stock-based compensation expense, and Transaction and Organizational Restructuring Costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA before cash facility operating lease payments. Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in prepaid insurance premiums financed with notes payable, changes in operating lease assets and liabilities for lease termination, cash paid/received for gain/loss on facility operating lease termination, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue and other operating income of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization. Community Labor Expense is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue, other operating income, and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, information technology systems and equipment, vehicles, and other equipment. Leased Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful. Non-Development Capital Expenditures is comprised of corporate and community- level capital expenditures, including those related to maintenance, renovations, upgrades, and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions, major community redevelopment and repositioning projects, and the development of new communities (i.e. Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements. Owned Portfolio Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue from the former Health Care Services segment, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. Definitions

17 RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding revenue from the former Health Care Services segment, revenue for private duty services provided to seniors living outside of the Company's communities, and entrance fee amortization), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects operating results and data  of a consistent population of communities by excluding the impact of changes in the composition of the Company's portfolio of communities. The operating results exclude natural disaster expense and related insurance recoveries. The Company defines its same community portfolio as communities consolidated and operational for the full period in both comparison years. Consolidated communities excluded from the same community portfolio include communities acquired or disposed of since the beginning of the prior year, communities classified as assets held for sale, certain communities planned for disposition, certain communities that have undergone or are undergoing expansion, redevelopment, and repositioning projects, and certain communities that have experienced a casualty event that significantly impacts their operations. Same Community Operating Income is defined by the Company as resident fee revenue and other operating income (excluding amounts from the former Health Care Services segment), less facility operating expense (excluding natural disaster expense and related insurance recoveries) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization. Segment Operating Income (Loss) is defined by the Company as segment revenue and other operating income less segment facility operating expense. Segment Operating Income (Loss) does not include general and administrative expense or depreciation and amortization. All Other Segment Operating Income consists primarily of the previously reported Management Services segment and excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the All Other category. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned or managed communities. Senior Housing Operating Income is defined by the Company as segment revenue and other operating income less segment facility operating expense for the Company’s Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased or managed communities. Total Average Units represents the average number of units operated during the period. Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. Definitions

18 Appendices Summary Financial Impact: COVID-19 19 Non-GAAP Financial Measures 21

19 Summary Financial Impact: COVID-19 2020 2021 2022 ($ in 000s) Full Year 1Q 2Q 3Q 4Q Full Year 1Q Cumulative Independent Living Other operating income $ 11,823 $ 1,364 $ 111 $ 9 $ 28 $ 1,512 $ 2 $ 13,337 Facility operating expense $ 16,089 $ 3,047 $ 1,449 $ 938 $ 430 $ 5,864 $ 1,335 $ 23,288 Assisted Living and Memory Care Other operating income $ 62,585 $ 5,104 $ 629 $ 75 $ 155 $ 5,963 $ 356 $ 68,904 Facility operating expense $ 82,483 $ 18,902 $ 6,058 $ 4,798 $ 2,494 $ 32,252 $ 7,588 $ 122,323 CCRCs Other operating income $ 18,454 $ 1,684 $ 46 $ 5 $ 53 $ 1,788 $ 18 $ 20,260 Facility operating expense $ 18,750 $ 3,985 $ 1,442 $ 1,498 $ 467 $ 7,392 $ 1,440 $ 27,582 Senior Housing Total Estimated lost revenue (1) $ 228,500 $ 94,200 $ 81,800 $ 76,400 $ 75,600 $ 328,000 $ 97,000 $ 653,500 Other operating income $ 92,862 $ 8,152 $ 786 $ 89 $ 236 $ 9,263 $ 376 $ 102,501 Facility operating expense $ 117,322 $ 25,934 $ 8,949 $ 7,234 $ 3,391 $ 45,508 $ 10,363 $ 173,193 The COVID-19 pandemic has adversely impacted the Company's occupancy and resident fee revenue beginning in March 2020 and resulted in incremental direct costs to respond to the pandemic. In the aggregate, since the period beginning January 1, 2020, the Company has incurred $183.6 million (consisting of $173.2 million for the consolidated Senior Housing segments and $10.4 million for the former Health Care Services segment) of pandemic-related expenses, of which 42% related to employee-related costs, 35% related to personal protective equipment and medical supplies, and 23% related to cleaning and other costs. The following table presents the known or estimated impacts related to the COVID-19 pandemic (incremental direct costs to respond to the COVID-19 pandemic, other operating income from government financial relief, and estimated lost revenue) for the Company's consolidated Senior Housing results. Presentations of these amounts are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. Consolidated Occupancy Trend 2021 January February March April May June July August September October November December Weighted average 70.0% 69.4% 69.4% 69.9% 70.5% 71.2% 72.0% 72.5% 73.0% 73.3% 73.5% 73.6% Month end 70.4% 70.1% 70.6% 71.1% 71.6% 72.6% 73.3% 73.7% 74.2% 74.5% 74.3% 74.5% 2022 January February March April Weighted average 73.4% 73.3% 73.6% 73.9% Month end 74.2% 74.4% 75.0% 75.3% The following table sets forth the Company's recent consolidated occupancy trend. (1) Estimated lost revenue for the first quarter of 2022 represents the difference between the actual resident fee revenue for the period and the estimated resident fee revenue for the period based upon the Company's pre-pandemic expectations for 2022. The estimated lost revenue for the 2020 and 2021 periods represents the difference between the actual resident fee revenue for the period and the Company's pre-pandemic expectations for the 2020 period.

Summary Financial Impact: COVID-19

BROOKDALE SENIOR LIVING

Same Community

The following table presents the incremental direct costs to respond to the COVID-19 pandemic and other operating income from government financial relief for the Company's same community results.

	2021					2022
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q
Independent Living						
Other operating income	$ 1,345	$ 111	$ 8	$ 28	$ 1,492	$ 2
Facility operating expense	$ 2,983	$ 1,364	$ 908	$ 431	$ 5,686	$ 1,310
Assisted Living and Memory Care						
Other operating income	$ 4,930	$ 612	$ 76	$ 155	$ 5,773	$ 356
Facility operating expense	$ 18,510	$ 5,934	$ 4,764	$ 2,489	$ 31,697	$ 7,511
CCRCs						
Other operating income	$ 1,080	$ 43	$ 4	$ 53	$ 1,180	$ —
Facility operating expense	$ 3,193	$ 1,036	$ 842	$ 321	$ 5,392	$ 1,154
Total Same Community						
Other operating income	$ 7,355	$ 766	$ 88	$ 236	$ 8,445	$ 358
Facility operating expense	$ 24,686	$ 8,334	$ 6,514	$ 3,241	$ 42,775	$ 9,975

Government Relief (including consolidated Senior Housing segments and the former Health Care Services segment)

Certain cash flow impacts from the CARES Act and government grants and credits are shown below:

	2020	2021					2022
($ in 000s)	Full Year	1Q	2Q	3Q	4Q	Full Year	1Q
Cash received (recouped) - Medicare advances [(1)]	$ 87,542	$ —	$(14,258)	$ (3,527)	$ (3,057)	$ (20,842)	$ (1,848)
Deferred payroll taxes [(2)]	72,674	—	—	—	(31,553)	(31,553)	—
Cash received - government grants	115,748	1,700	405	89	251	2,445	376
Cash received - employee retention credit [(3)]	—	—	—	1,055	350	1,405	406
Operating cash flow impacts [(4)]	**275,964**	**1,700**	**(13,853)**	**(2,383)**	**(34,009)**	**(48,545)**	**(1,066)**
Less: Other operating income	(115,749)	(10,735)	(1,308)	(89)	(236)	(12,368)	(376)
Changes in working capital	**$ 160,215**	**$ (9,035)**	**$(15,161)**	**$ (2,472)**	**$ (34,245)**	**$ (60,913)**	**$ (1,442)**
Liabilities retained by the Company as of March 31, 2022, substantially all due December 2022							$ 32,793

(1) During the full year 2020, the Company received $87.5 million under the Medicare Accelerated and Advance Payment Program, of which obligations for $9.6 million were retained by the Company following the HCS Sale. The amount began to be recouped in the full year 2021 and the $1.2 million remaining obligation is expected to be recouped in the full year 2022.

(2) During the full year 2020, the Company deferred $72.7 million of the employer portion of social security taxes, of which obligations for $63.1 million were retained by the Company following the HCS Sale. One half was repaid during the full year 2021 and the $31.6 million remaining obligation is due December 31, 2022.

(3) During the full year 2021, the Company recognized $9.9 million of employee retention credits on wages paid from March 12, 2020 to December 31, 2020 within other operating income. As of March 31, 2022, the Company has received $1.8 million increasing the Company's net cash provided by (used in) operating activities and has $5.3 million of receivables related to employee retention credits.

(4) Impacts included in Adjusted Free Cash Flow.

20

21 Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the "Definitions" section), which are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under "Reconciliations of Non-GAAP Financial Measures" in the Company’s earnings release dated May 5, 2022 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures.

Non-GAAP Financial Measures (continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA Reconciliation

	2021					2022
($ in 000s)	1Q	2Q	3Q	4Q	Full Year	1Q
Net income (loss)	**$ (108,303)**	**$ (83,604)**	**$ 174,263**	**$ (81,720)**	**$ (99,364)**	**$ (100,032)**
Provision (benefit) for income taxes	752	(792)	15,279	(23,402)	(8,163)	(1,976)
Equity in (earnings) loss of unconsolidated ventures	531	(13,946)	1,474	1,547	(10,394)	4,894
Loss (gain) on debt modification and extinguishment, net	—	—	—	1,932	1,932	—
Loss (gain) on sale of assets, net	(1,112)	79	(288,375)	573	(288,835)	294
Other non-operating (income) loss	(1,644)	(2,948)	(571)	(740)	(5,903)	27
Interest expense	48,607	49,057	49,361	48,115	195,140	43,354
Interest income	(421)	(341)	(286)	(301)	(1,349)	(95)
Income (loss) from operations	(61,590)	(52,495)	(48,855)	(53,996)	(216,936)	(53,534)
Depreciation and amortization	83,891	83,591	84,560	85,571	337,613	85,684
Asset impairment	10,677	2,078	639	9,609	23,003	9,075
Loss (gain) on facility operating lease termination, net	—	—	—	(2,003)	(2,003)	—
Operating lease expense adjustment	(4,664)	(5,326)	(6,273)	(7,017)	(23,280)	(8,307)
Non-cash stock-based compensation expense	4,783	4,527	3,568	3,392	16,270	3,885
Transaction and Organizational Restructuring Costs	1,884	689	943	293	3,809	373
Adjusted EBITDA (1)	**$ 34,981**	**$ 33,064**	**$ 34,582**	**$ 35,849**	**$ 138,476**	**$ 37,176**
Other operating income	$ 10,735	$ 1,308	$ 89	$ 236	$ 12,368	$ 376

(1) Adjusted EBITDA includes government grants and credits recognized in other operating income.

22

23 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations Trailing Twelve Months Ended March 31, 2022($ in 000s) Net income (loss) $ (91,093) Provision (benefit) for income taxes (10,891) Equity in (earnings) loss of unconsolidated ventures (6,031) Loss (gain) on debt modification and extinguishment, net 1,932 Loss (gain) on sale of assets, net (287,429) Other non-operating (income) loss (4,232) Interest expense 189,887 Interest income (1,023) Income (loss) from operations (208,880) Depreciation and amortization 339,406 Asset impairment 21,401 Loss (gain) on facility operating lease termination, net (2,003) Facility operating lease expense 171,504 Non-cash stock-based compensation expense 15,372 Transaction and Organizational Restructuring Costs 2,298 Adjusted EBITDAR $ 339,098 Facility operating lease expense (171,504) Operating lease expense adjustment (26,923) Adjusted EBITDA $ 140,671 Interest expense: financing lease obligations (46,957) Payment of financing lease obligations (20,575) Adjusted EBITDA after cash financing lease payments $ 73,139 Non-GAAP Financial Measures (continued)

24 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of March 31, 2022 Long-term debt (including current portion) $ 3,848,535 Cash and cash equivalents (289,247) Marketable securities (179,260) Cash held as collateral against existing debt (18,406) Net Debt 3,361,622 Operating and financing lease obligations 1,353,642 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (29,322) Adjusted Net Debt $ 4,685,942 Operating and financing lease obligations $ 1,353,642 Operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR (29,322) Adjusted operating and financing lease obligations 1,324,320 Operating and financing lease obligations related to corporate office and information technology leases (14,902) Operating and financing lease obligations for Senior Housing Leased Portfolio $ 1,309,418 Non-GAAP Financial Measures (continued)

Non-GAAP Financial Measures (continued)

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q
Net cash provided by (used in) operating activities	**$(23,857)**	**$ 3,410**	**$ 7,200**	**$(81,387)**	**$ (94,634)**	**$(23,255)**
Net cash provided by (used in) investing activities	(3,806)	1,561	203,974	(20,272)	181,457	(36,163)
Net cash provided by (used in) financing activities	(35,562)	(20,992)	(19,177)	(37,926)	(113,657)	(403)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ (63,225)	$ (16,021)	$ 191,997	$(139,585)	$ (26,834)	$ (59,821)
Net cash provided by (used in) operating activities	**$(23,857)**	**$ 3,410**	**$ 7,200**	**$(81,387)**	**$ (94,634)**	**$(23,255)**
Distributions from unconsolidated ventures from cumulative share of net earnings	—	(5,355)	(836)	—	(6,191)	(561)
Changes in prepaid insurance premiums financed with notes payable	12,985	(4,200)	(4,151)	(4,634)	—	16,629
Changes in operating lease assets and liabilities for lease termination	—	—	—	2,380	2,380	—
Changes in operating lease assets and liabilities for lessor capital expenditure reimbursements	(7,563)	(7,943)	(11,551)	(3,908)	(30,965)	(1,490)
Non-development capital expenditures, net	(27,450)	(35,795)	(28,193)	(45,972)	(137,410)	(39,326)
Payment of financing lease obligations	(4,789)	(4,864)	(5,039)	(5,182)	(19,874)	(5,490)
Adjusted Free Cash Flow (1)	**$(50,674)**	**$(54,747)**	**$(42,570)**	**$(138,703)**	**$(286,694)**	**$(53,493)**

(1) Adjusted Free Cash Flow includes:

	2021 1Q	2021 2Q	2021 3Q	2021 4Q	2021 Full Year	2022 1Q
Cash received - government grants and credits	$ 1,700	$ 405	$ 1,144	$ 601	$ 3,850	$ 782
Cash payments - deferred payroll taxes	$ —	$ —	$ —	$ (31,553)	$ (31,553)	$ —
Cash recouped - Medicare advances	$ —	$ (14,258)	$ (3,527)	$ (3,057)	$ (20,842)	$ (1,848)

Brookdale Senior Living Inc.
111 Westwood Place
Brentwood, TN 37027
(615) 221-2250
www.brookdale.com

25